SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) APRIL 9, 2003

                               GASCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                       0-26321                  98-0204105
(State or other jurisdiction of        (Commission              (IRS Employer
        incorporation)                 File Number)          Identification No.)

    14 INVERNESS DRIVE EAST, BUILDING H, SUITE 236, ENGLEWOOD, COLORADO 80112
           (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (303) 483-0044

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)














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ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

         Not applicable.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired:  Not applicable.

         (b)      Pro forma financial information:  Not applicable.

         (c)      Exhibits:

                  REGULATION

                  S-K NUMBER                         DOCUMENT

                        99.1                Press release dated April 9, 2003

ITEM 8.     CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.     REGULATION FD DISCLOSURE

         Pursuant to General Instruction F., the registrant incorporates by reference the information contained in the document filed as Exhibit
         99.1 to this Form 8-K.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GASCO ENERGY, INC.


April 9, 2003                          By: /s/ W. KING GRANT
                                          -------------------------------------
                                          W. King Grant
                                          Chief Financial Officer










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